EXHIBIT 99.2


           MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                       PRODUCTION AND FINANCING STATEMENT
                                    (WYOMING)

                       ----------------------------------

                            MORTGAGOR/GRANTOR/DEBTOR:

                              KESTREL ENERGY, INC.,

                                    Address:
                           1726 Cole Blvd., Suite 210,
                            Lakewood, Colorado 80401

                      MORTGAGEE/BENEFICIARY/SECURED PARTY:

                                 BARRY D. LASKER

                                    Address:
                            451 Brown Saddle Street,
                              Houston, Texas 77057.

                -----------------------------------------------


     THIS INSTRUMENT IS TO BE RECORDED AS A MORTGAGE OR DEED OF TRUST AND FILED AS A FINANCING STATEMENT PURSUANT TO THE UNIFORM COMMERCIAL CODE AND IS INTENDED TO BE EFFECTIVE AS: (1) A MORTGAGE OR DEED OF TRUST OF THE OIL, GAS, MINERAL AND OTHER REAL PROPERTY DESCRIBED HEREIN; (2) A FINANCING STATEMENT COVERING HYDROCARBONS TO BE EXTRACTED FROM THE PROPERTIES DESCRIBED HEREIN, ACCOUNTS RESULTING FROM THE SALE THEREOF AT THE WELLHEADS OF THE WELLS LOCATED ON SUCH PROPERTIES AND THE PROCEEDS THEREOF; (3) A FIXTURE FILING COVERING GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN; AND (4) A FINANCING STATEMENT COVERING ALL OTHER PERSONAL PROPERTY INCLUDED IN THE MORTGAGED PROPERTIES DESCRIBED HEREIN (THE MORTGAGED PROPERTIES ARE DESCRIBED ON PAGES 2 AND 3 HEREOF.)

     THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY AND SECURES FUTURE
ADVANCES.

     THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTIES WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO DIRECT THE TRUSTEE TO TAKE POSSESSION OF THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

          MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                       PRODUCTION AND FINANCING STATEMENT

     THIS MORTGAGE (the "Mortgage") is made as of this 5th day of May, 2003 (the "Effective Date"), between KESTREL ENERGY, INC., (the "Mortgagor"), whose address is 1726 Cole Blvd., Suite 210, Lakewood, Colorado 80401, and BARRY D. LASKER (the "Mortgagee"), whose address is 451 Brown Saddle Street, Houston, Texas 77057.

     In consideration of the sum of one dollar to Mortgagor in hand paid, and for the purpose of securing the payment and performance of Mortgagor's obligations to Mortgagee (collectively, the "Indebtedness"), including the payment of that certain Revolving Credit Master Note (the "Note") of even date hereof from Mortgagor, as borrower, to Mortgagee in the original principal amount of $200,000, together with any amendments, substitutions, modifications, extensions, or renewals thereof, and for other good and valuable consideration, the receipt of which is hereby confessed and acknowledged, Mortgagor does hereby mortgage, warrant, grant, bargain, sell, assign, transfer and convey unto Mortgagee, its successors and assigns, forever, with power of sale, and also grants to Mortgagee, its successors and assigns, a security interest in: (i) the oil, gas and/or mineral interest and estates, including leasehold estates, of Mortgagor, and any and all fee interests in surface and related mineral rights (in each case whether now owned or hereafter acquired), which are described on Exhibit A, attached hereto and incorporated herein by this reference, and all interests with which any of such interests and estates are now or hereafter may be in whole or in part unitized or pooled; (ii) all right, title and interest of Mortgagor (whether now existing or hereafter arising) in and to those well bores described on Exhibit A, and any recompletions thereof, including recompletions in different horizons whether or not resulting from the deepening of any such well, and any wells drilled in replacement therefor, (iii) all interest of Mortgagor (whether now existing or hereafter arising) in and to all wells, casing tubing, rods, flow lines, pipelines, derricks, tanks, separators, pumps, machinery, tools, equipment, camp sites, water flood equipment, buildings and all other personal property and fixtures now or hereafter located upon or used in connection with any of the properties described in Exhibit A or properties unitized or pooled therewith; (iv) all interest of Mortgagor (whether now existing or hereafter arising) in any compressors, pipelines, gas separation and treating equipment, gathering equipment, buildings and other property incorporated in or used in connection with any gathering or processing system of Mortgagor and which now or hereafter serves any of the wells or properties described on Exhibit A or any other wells or properties, and any and all rights of way, licenses, surface use rights now or hereafter used in connection therewith, including, without limitation, gathering and processing equipment, rights of way, licenses and other surface use rights (collectively, the "Gathering Systems"); (v) all interest of Mortgagor (whether now existing or hereafter arising) in, to and under all contracts, operating agreements, gas gathering agreements, gas balancing agreements, sales contracts, rights of way, easements, surface leases, permits, licenses, pooling or unitization agreements, pooling designation and pooling orders now or hereafter affecting any of the interest now or hereafter covered hereby or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals from any of the wells or properties described in Exhibit A or wells or properties unitized or pooled therewith (collectively, the "Contract Rights"); (vi) all interest of Mortgagor (whether now existing or hereafter arising) in oil, gas, other hydrocarbons and other minerals produced from or allocated to the wells or properties described in Exhibit A or wells or properties unitized or pooled therewith, all proceeds thereof, and all accounts of Mortgagor under which such proceeds may arise; and
(vii) all accounts and other rights to payment of Mortgagor arising under any of the Contract Rights or as a result of the operation of the Gathering Systems (all of such properties, interests and rights being hereinafter sometimes referred to as the "Mortgaged Properties").

     To Have and To Hold the Mortgaged Properties unto Mortgagee forever; provided, nevertheless, that this Mortgage is upon express condition that if the Indebtedness shall be paid to Mortgagee as and when due and payable and if Mortgagor shall keep and perform each and every covenant and agreement of Mortgagor herein contained, then this Mortgage and the estate hereby granted shall cease and be and become void and shall be released of record at the expense of Mortgagor; otherwise this Mortgage shall be and remain in full force and effect.

     Mortgagor represents, warrants and covenants that Mortgagor is the lawful owner of the Mortgaged Properties and the Proceeds of Runs (as hereinafter defined) and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the same; that all oil, gas and/or mineral leases and oil and gas leasehold estates and other agreements or interests described in Exhibit A attached hereto are valid and subsisting and are in full force and effect; that all rents and royalties due and payable thereunder and all severance, production and crude oil windfall profits taxes payable with respect to the production therefrom have been duly paid; that the Mortgaged Properties and the Proceeds of Runs are free and clear from all liens and encumbrances except for those liens and encumbrances described on Exhibit B-1, attached hereto and incorporated herein by this reference (collectively, "Permitted Liens"); that all producing wells located on the Mortgaged Properties or the properties unitized therewith have been drilled, operated and produced in conformity with all applicable laws and all rules, regulations and orders of all regulatory authorities having jurisdiction thereover and are subject to no penalties on account of past production; that none of such wells are deviated from the vertical more than the maximum permitted by applicable laws, rule and regulations; that such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Properties or properties unitized therewith; and that Mortgagor will warrant and forever defend the title to the Mortgaged Properties against the claims of all persons whomsoever claiming or to claim the same or any part thereof.

     Mortgagor further covenants and agrees as follows:

     1. PAYMENT OF THE INDEBTEDNESS. Mortgagor will duly and punctually pay the Indebtedness in accordance with the terms of the Note and the Revolving Credit Loan Agreement of even date between Mortgagor and Mortgagee (the "Credit Agreement") when and as due and payable. The provisions of the Credit Agreement are hereby incorporated by reference into this Mortgage as fully as if set forth at length herein.

     2. APPLICATION OF PAYMENTS. All payments received by Mortgagee from Mortgagor under the Credit Agreement, the Note or this Mortgage, including the Proceeds of Runs (as hereinafter defined), shall be applied by Mortgagee in the following order of priority: (i) interest then due and payable on advances made pursuant to paragraph 12 hereof; (ii) principal then due and payable on advances made pursuant to paragraph 12 hereof; (iii) the Indebtedness, in the manner set forth in the Credit Agreement; and (iv) any other sums then due and payable secured by this Mortgage in such order of application as Mortgagee may determine.

     3. PAYMENT OF TAXES. Assessments and Other Charges. Subject to paragraph 7 hereof relating to contests, Mortgagor shall pay before they become delinquent or before any penalty might attach for nonpayment thereof, all production, severance and crude oil windfall profits taxes now due or hereafter to be accrued from production from the Mortgaged Properties and all taxes and assessments and all other similar charges whatsoever levied upon or assessed or placed against the Mortgaged Properties, except that assessments may be paid in installments so long as no fine or penalty is added to any installment for the nonpayment thereof. Mortgagor shall likewise pay all taxes, assessments and other charges, levied upon or assessed, placed or made against, or measured by, this Mortgage, or the recordation hereof, or the Indebtedness secured hereby, provided that Mortgagor shall not be obligated to pay such tax, assessment or charge if such payment would be contrary to law or would result in the payment of an unlawful rate of interest on the Indebtedness secured hereby; and provided further that nothing herein contained shall be construed as requiring Mortgagor to pay any net income, profits or revenue taxes of Mortgagee. At any time upon the request of Mortgagee, Mortgagor shall promptly furnish to Mortgagee all notices received by Mortgagor of amounts due under this paragraph and shall promptly furnish to Mortgagee receipts evidencing such payments.

     4. PAYMENT OF CHARGES AND EXPENSES OF OPERATION. Subject to paragraph 7 hereof relating to contests, Mortgagor will promptly pay or cause to be paid all material debts, liabilities and charges with respect to the Mortgaged Properties of any character, including without intending to limit the foregoing, its share under any joint operating agreement affecting the Mortgaged Properties and all liabilities for labor, materials and equipment, incurred in the operation and development of the Mortgaged Properties, and will promptly discharge all obligations to the holders of royalty interests and other interests in the Mortgaged Properties. Mortgagor shall not enter into any new operating agreement or any material amendment of any existing operating agreement affecting the Mortgaged Properties without the written consent of Mortgagee (not to be unreasonably withheld) and shall promptly furnish, as and when requested by Mortgagee, such information as to the status of any joint account maintained with others under any such operating agreement as the Mortgagee shall reasonably request.

     5. LIENS. Subject to paragraph 7 hereof relating to contests, Mortgagor shall not create, incur or suffer to exist any lien, encumbrance or charge on the Mortgaged Properties or any part thereof, whether prior, equal or subordinate to the lien of this Mortgage, except the lien of current real estate taxes and installments of special assessments with respect to which no penalty is yet payable and any Permitted Liens.

     6. COMPLIANCE WITH LAWS. Subject to paragraph 7 hereof relating to contests, and except to the extent that failure to do any of the following will not expose Mortgagor to material liabilities or interfere in any material way with the use of, or production of, oil, gas, other hydrocarbons or other minerals from the Mortgaged Properties, Mortgagor shall comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Mortgaged Properties, any part thereof or the use thereof, including without intending to limit the foregoing, laws, rules, orders, regulations and ordinances relating to the operation of the Mortgaged Properties for the production of oil, gas, other hydrocarbons or other minerals.

     7. PERMITTED CONTESTS. Mortgagor shall not be required to (i) pay any tax, assessment or other charge referred to in paragraph 3 hereof, (ii) pay any debt, liability or charge referred to in paragraph 4 hereof, (iii) discharge or remove any lien, encumbrance or charge referred to in paragraph 5 hereof, or (iv) comply with any statute, law, rule, regulation or ordinance referred to in paragraph 6 hereof, so long as Mortgagor (a) shall contest, in good faith, the existence, amount or the validity thereof, the amount of damages caused thereby or the extent of its liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent (A) the collection of, or other realization upon the tax, assessment, charge or lien, so contested, (B) the sale, forfeiture or loss of the Mortgaged Properties or any non-de minimis part thereof, and (C) any material interference with the use of, or production of oil, gas, other hydrocarbons or other minerals from, the Mortgaged Properties or any part thereof, and (b) shall give such security to Mortgagee as may be reasonably demanded by Mortgagee to insure compliance with the foregoing provisions of this paragraph 7. Mortgagor shall give prompt written notice to Mortgagee of the commencement of any contest referred to in this paragraph.

     8.   INSURANCE.

          (a) RISKS TO BE INSURED. In addition to any insurance required to be maintained in accordance with the Credit Agreement, Mortgagor, at its sole cost and expense, will maintain, or cause to be maintained, insurance of the following character:

          (i) With respect to such part of the Mortgaged Properties which is of an insurable nature and of a character usually insured by persons operating similar properties, insurance against loss or damage by fire and from such other cause customarily insured against.

          (ii) Comprehensive general liability insurance protecting against claims arising from any accident or occurrence in or upon the Mortgaged Properties in an amount acceptable to Mortgagee.

          (b) ASSIGNMENT OF POLICY. If the Mortgaged Properties are sold at a foreclosure sale or if Mortgagee shall acquire title to the Mortgaged Properties, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies required under subparagraph
     (a)(i) hereof and the unearned premiums thereon and in and to the proceeds resulting from any damage to the Mortgaged Properties prior to such sale or acquisition.

          (c) NOTICE OF DAMAGE OR DESTRUCTION; ADJUSTING LOSS. If the Mortgaged Properties or any part thereof shall be damaged or destroyed by fire or other casualty, Mortgagor will promptly give written notice thereof to the insurance carrier and Mortgagee and will not adjust any damages or loss which is estimated by Mortgagor in good faith to exceed $20,000 unless Mortgagee shall have joined in such adjustment; but if there has been no adjustment of any such damage or loss within four months from the date of occurrence thereof and if an Event of Default shall exist at the end of such four-month period or at any time thereafter, Mortgagee may alone make proof of loss, adjust and compromise any claim under the policies and appear in and prosecute any action arising from such policies. In connection therewith, Mortgagor does hereby irrevocably authorize, empower and appoint Mortgagee as attorney-in-fact for Mortgagor (which appointment is coupled with an interest) to do any and all of the foregoing in the name and on behalf of Mortgagor.

     9. PRESERVATION, MAINTENANCE AND OPERATION OF MORTGAGED PROPERTIES. Mortgagor, to the extent permitted by any applicable operating agreement, (i) shall cause the Mortgaged Properties to be operated in a good and workmanlike manner in accordance with the provisions of the oil, gas and/or mineral leases or other instruments described in Exhibit A hereto; (ii) shall maintain all of the Mortgaged Properties consisting of tangible property in good operating condition, ordinary wear and tear excepted, and shall cause all necessary repairs, renewals, replacements, additions and improvements thereto to be promptly made in accordance with good oil field practice; (iii) shall, upon damage or destruction to the Mortgaged Properties or any material part thereof by fire or other casualty, restore, repair, replace or rebuild the property that is damaged or destroyed to the condition it was in immediately prior to such damage or destruction, whether or not any insurance proceeds are available or sufficient for such purposes; (iv) shall not remove, or allow to be removed, from the land upon which it is located any of the fixtures or tangible personal property included in the Mortgaged Properties unless the same (a) is no longer necessary for the operation of the Mortgaged Properties in accordance with good oil field practice and is disposed of in the ordinary course of business or (b) is immediately replaced with property of at least equal value and utility, and this Mortgage becomes a valid first lien on such property; and (v) shall prevent drainage of the Mortgaged Properties.

     10. PRESERVATION OF LEASES. Mortgagor shall observe and comply with all of the material terms and provisions, express or implied, of the oil, gas and/or mineral leases, agreements and other instruments described in Exhibit A and, except with the prior written consent of Mortgagee, will not amend or terminate any of such agreements or surrender, abandon or release any of such leases in whole or in part so long as any well situated thereon, or located on any unit containing all or any part of such leases, is capable of producing oil, gas, other hydrocarbons or other mineral in economic paying quantities. If any such leases will terminate or be cancelled pursuant to the terms thereof unless payment of delayed rental is made, drilling is commenced or any other action within the power of Mortgagor to take is taken, Mortgagor shall pay any delay rentals or take such other action as is necessary to avoid termination or cancellation of any such lease unless the Mortgagee consents in writing to the termination or cancellation thereof in the exercise of its reasonable discretion.

     11. INSPECTION. Mortgagee or its agents shall have the right at all reasonable times to enter upon the Mortgaged Properties including, without limitation, the derrick floor of any well which has been or is being drilled, for the purposes of inspecting the Mortgaged Properties or any part thereof. Mortgagee shall, however, have no duty to make such inspection.

     12. PROTECTION OF MORTGAGEE'S SECURITY. Subject to the rights of Mortgagor under paragraph 7 hereof, if Mortgagor fails to perform any of the covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which has a material negative effect on the Mortgaged Properties or the interest of Mortgagee therein, or the title thereto, then Mortgagee, at Mortgagee's option, may perform such covenants and agreements, defend against and/or investigate such action or proceeding, and take such other action as Mortgagee deems necessary, in its reasonable discretion, to protect Mortgagee's interest. Mortgagee is hereby given the irrevocable power of attorney (which power is coupled with an interest and is irrevocable) to enter upon the Mortgaged Properties as Mortgagor's agent in Mortgagor's name to perform any and all covenants and agreements to be performed by Mortgagor as herein provided if such covenants and agreements are not duly performed by Mortgagor. Any amounts or expenses disbursed or incurred by Mortgagee pursuant to this paragraph, with interest thereon, shall become additional Indebtedness of Mortgagor secured by this Mortgage. Unless Mortgagor and Mortgagee agree in writing to other terms of repayment, such amounts shall be immediately due and payable, and shall bear interest from the date of disbursement at the annual rate stated in the Credit Agreement, unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law. Mortgagee shall, at its option, be subrogated to the lien of any mortgage, deed of trust, or other lien discharged in whole or in part by the Indebtedness or by Mortgagee under the provision thereof, and any such subrogation rights shall be additional and cumulative security for this Mortgage. Nothing contained in this paragraph shall require Mortgagee to incur any expense or do any act hereunder, and Mortgagee shall not be liable to Mortgagor for any damages or claims arising out of action taken by Mortgagee pursuant to this paragraph.

     13.  CONDEMNATION.

          (a) Mortgagor hereby irrevocably assigns to Mortgagee any award or payment which becomes payable by reason of any taking of the Mortgaged Properties, or any part thereof, whether directly or indirectly or temporarily or permanently, in or by condemnation or other eminent domain proceedings or by reason of sale under threat thereof, or in anticipation of the exercise of the right of condemnation or other eminent domain proceedings (hereinafter called a "Taking"). Forthwith upon receipt by Mortgagor of notice of the institution of any proceedings or negotiations for a Taking, Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgagee may not be a party to any such proceeding, will promptly give to Mortgagee copies of all notices, pleadings judgments, determinations and other papers received by Mortgagor therein. Mortgagor will not enter into any agreement permitting or consenting to the Taking of the Mortgaged Properties, or any part thereof, or providing for the conveyance thereof in lieu of condemnation, with anyone authorized to acquire the same in condemnation or by eminent domain unless Mortgagee shall first have consented thereto in writing, which consent will not be unreasonably withheld. All Taking awards shall be adjusted jointly by Mortgagor and Mortgagee. All awards payable as a result of a Taking shall be paid to Mortgagee, which may, at its option, apply them after first deducting expenses incurred in the collection thereof, to the payment of the Indebtedness, whether or not due and in such order of application as Mortgagee may determine, or to the repair or restoration of the Mortgaged Properties, in such manner as Mortgagee may determine.

          (b) If the Taking involves a Taking of any building or other improvement which constitutes part of the Mortgaged Properties, Mortgagor shall proceed with reasonable diligence to demolish and remove any ruins and complete repair or restoration of the Mortgaged Properties as nearly as possible to their respective size, type and character immediately prior to the Taking, whether or not the condemnation awards are available or adequate to complete such repair or restoration. Mortgagor shall promptly reimburse Mortgagee upon demand for all of Mortgagee's expenses (including reasonable attorney's fees) incurred in the collection of awards and their disbursement in accordance with this paragraph, and all such expenses, together with interest from the date of disbursement at the annual rate stated in the Credit Agreement (unless collection of interest from Mortgagor at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law), shall be additional amounts secured by this Mortgage.

     14.  ASSIGNMENT OF PRODUCTION, ACCOUNTS, CONTRACT RIGHTS AND PROCEEDS.

          (a) For the purpose of additionally securing the payment, and to facilitate the discharge, of the Indebtedness, Mortgagor hereby bargains, sells, transfers, assigns, sets over and delivers to the Mortgagee and grants Mortgagee a security interest in all of Mortgagor's right, title and interest in oil, gas, other hydrocarbons and other minerals produced from or allocated to the Mortgaged Properties after 7:00 o'clock a.m. on the date hereof, and all proceeds thereof, all accounts and contract rights of Mortgagor under which such proceeds may arise and all proceeds of oil, gas and other hydrocarbons and other minerals produced from or allocated to the Mortgaged Properties prior to such date and with respect to which payment has not yet been made (all such proceeds including the accounts being herein called the "Proceeds of Runs").

          (b) Mortgagee is hereby authorized, at any time, to give notice to Mortgagor and the operator or operators of the Mortgaged Properties directing and instructing the operator or operators of the Mortgaged Properties and any and all purchasers of the oil, gas, other hydrocarbons and other minerals produced from or allocated to the Mortgaged Properties to pay, all of the Proceeds of Runs to Mortgagee until such time as such operators or purchasers have been furnished with written notice from Mortgagee that payment should again be made to Mortgagor. At any time after Mortgagor or Mortgagee gives notice that Proceeds of Runs shall be paid to the Mortgagee, Mortgagee may (but need not), in its own name or in Mortgagor's name, demand, sue for, collect or receive any and all Proceeds of Runs and may (but need not) make any compromise or settlement or otherwise agree to waive, modify, amend or change any obligations with respect thereto. All Proceeds of Runs received by Mortgagee pursuant to this Mortgage shall be applied by Mortgagee as provided in paragraph 2 hereof. No purchaser of the production attributed to the Mortgaged Properties shall have any responsibility for the application of any funds paid to Mortgagee.

          (c) Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be required by the operator of any of the Mortgaged Properties or by any purchaser of the production from any of the Mortgaged Properties for the purpose of effectuating payment of the Proceeds of Runs to the Mortgagee. If under any existing sales agreements, other than division orders or transfer orders, any Proceeds of Runs are required to be paid to Mortgagor so that under such existing agreement payment of such Proceeds of Runs cannot be made to the Mortgagee, Mortgagor's interest in all Proceeds of Runs under such sales agreements and in all other Proceeds of Runs which for any reason may be paid to Mortgagor after notice is given that payment shall thereafter be made to Mortgagee, such amounts shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Mortgagee.

          (d) Should any person now or hereafter purchasing or taking oil, gas, other hydrocarbons or other minerals attributed to the Mortgaged Properties fail promptly to pay the Proceeds of Runs to the Mortgagee after receiving notice to pay the Proceeds of Runs to the Mortgagee, the Mortgagee shall have the right to make, or to require Mortgagor to make a change of connection (but only to the extent that the Mortgagor may legally make a change of connection and the costs of making a new connection are not unreasonable) and shall have the right to designate or approve the purchaser with whose facilities a new connection shall be made, without liability or responsibility in connection therewith, so long as ordinary care is used in making such designation, and Mortgagor agrees to pay to the Mortgagee, on demand in writing therefor from the Mortgagee, the amount of any Proceeds of Runs not promptly paid to the Mortgagee by any person having responsibility for payment thereof.

          (e) Mortgagee and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Proceeds of Runs and from all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received. Mortgagor agrees to indemnify and hold harmless Mortgagee against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that it received either before or after payment in full of the Indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons. Mortgagee shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, shall have the right to compromise and adjust any such claims, actions and judgments. In addition to the rights to be indemnified as herein provided, all amounts paid by Mortgagee in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character incurred by Mortgagee pursuant to the provisions of this paragraph shall be additional Indebtedness of Mortgagor secured by this Mortgage. Unless Mortgagor and Mortgagee agree in writing to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from date of expenditure until paid at the same annual rate stated in the Credit Agreement (unless collection of interest from Mortgagor at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law).

          (f) Nothing herein contained shall detract from or limit the absolute obligation of Mortgagor to make prompt payment of all the Indebtedness when and as the same is due, regardless of whether the Proceeds of Runs herein assigned are sufficient to pay the same. The rights under this assignment shall be in addition to all other security of any and every character now or hereafter existing to secure the payment of the Indebtedness.

     15. SECURITY AGREEMENT AND FINANCING STATEMENT. This Mortgage shall constitute a security agreement with respect to personal property and fixtures in which Mortgagee has been granted a security interest hereby, and shall also constitute a Financing Statement pursuant to the Uniform Commercial Code to be filed in the real estate records of the respective counties in which the Mortgaged Properties are located. Mortgagor authorizes Mortgagee to file from time to time where permitted by law, such financing statements against the Mortgaged Properties as required or desired by Mortgagee to perfect the security interest granted in this Mortgage. Mortgagor will from time to time, at the request of Mortgagee, execute any and all additional documents in a form satisfactory to Mortgagee which Mortgagee may consider necessary or appropriate to perfect its security interest.

     16. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default hereunder (herein called an "Event of Default"):

          (a) Mortgagor shall fail to duly and punctually pay any installment of the Indebtedness when due and payable, after expiration of any applicable cure period.

          (b) Any representation or warranty made by Mortgagor herein shall prove to have been inaccurate in any material respect on or as of the date made or deemed made.

          (c) Mortgagor shall fail to pay over to Mortgagee within 5 business days after receipt of written demand therefor any proceeds of the sale of the oil, gas, other hydrocarbons and other minerals produced, saved or sold from or allocated to the Mortgaged Properties which are paid to Mortgagor rather than the Mortgagee, as provided in paragraph 14 hereof (after Mortgagee has redirected payment thereof pursuant to paragraph 14(b)), or Mortgagor shall fail duly to perform or observe any other covenant or agreement set forth in paragraph 14 hereof within 5 business days after receipt of written demand therefor.

          (d) Mortgagor shall fail duly to perform or observe any of the covenants or agreements contained in this Mortgage (other than as provided in subparagraphs (a), (b) and (c) of this paragraph 16) and such failure shall continue for 30 days after there has been given, by certified mail to Mortgagor by the Mortgagee, a written notice specifying such default or breach and requiring it to be remedied.

          (e) Mortgagor shall sell or convey the Mortgaged Properties or any part thereof or any interest therein without obtaining in each instance the prior written consent of Mortgagee.

          (f) (i) Mortgagor shall commence any case, proceeding or other action
     (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Mortgagor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Mortgagor any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Mortgagor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Mortgagor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Mortgagor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

          (g) An Event of Default shall occur under the Credit Agreement.

     17. ACCELERATION; FORECLOSURE. Upon the occurrence of any Event of Default and during the continuance thereof, Mortgagee may, at its option, exercise one or more of the following rights and remedies (and any other rights and remedies available to it):

          (a) Mortgagee may, by written notice to Mortgagor, declare immediately due and payable all unmatured Indebtedness secured by this Mortgage, and the same shall thereupon be immediately due and payable, without further notice or demand; and

          (b) Without limiting in any way the rights of the Mortgagee under paragraph 14 hereof, Mortgagee shall have and may exercise with respect to all personal property and fixtures which are part of the Mortgaged Properties, all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code, as in effect in the state in which the Mortgaged Properties in question are located. If notice to Mortgagor of intended disposition of such property is required by law in a particular instance, such notice shall be deemed commercially reasonable if given to Mortgagor (in the manner specified in paragraph 20) at least 10 calendar days prior to the date of intended disposition;

          (c) Mortgagee may, prior or subsequent to institution of any foreclosure proceedings, enter upon the Mortgaged Properties, or any part thereof, and exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession and operation of the Mortgaged Properties. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating and maintaining such properties shall become additional Indebtedness of Mortgagor secured by the Mortgage. Unless Mortgagor and Mortgagee agree in writing to other terms of repayment, such amounts shall be immediately due and payable and shall bear interest from date of expenditure until paid at the same annual rate stated in the Credit Agreement, including the rate payable on occurrence of or Event Default (unless collection of interest from Mortgagor at such rate would be contrary to applicable law in which event such amount shall bear interest at the highest rate which may be collected from Mortgagor under applicable law); and

          (d) Mortgagee may (and is hereby authorized and empowered to) foreclose this Mortgage by action or by advertisement under the power of sale, pursuant to the laws of the State of Wyoming, in such case made and provided, power being expressly granted to sell the Mortgaged Properties at public auction and convey the same to the purchaser in fee simple and, out of the proceeds arising from such sale, to pay all Indebtedness secured hereby with interest, and all legal costs and charges of such foreclosure and reasonable attorneys' fees (to the extent permitted by law), which costs, charges and fees the Mortgagor agrees to pay. Mortgagee shall be entitled to bid at any sale and the Mortgagee shall have the right to credit upon the amount of the bid made therefore, to the extent necessary to satisfy such bid, the Indebtedness secured hereby owing to the Mortgagee. In connection with any such foreclosure, the Mortgagor waives all rights of appraisal.

          (e) Mortgagee may request, and Mortgagor agrees that Mortgagee shall as a matter of right be entitled to, the appointment of a receiver or receivers for all or any part of the Mortgaged Properties, whether such receivership be incident to a proposed sale of the Mortgaged Properties or otherwise, and Mortgagor does hereby consent to the appointment of such receiver or receivers and agrees not to oppose any application therefor by the Mortgagee; provided, however, that the appointment of any receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of Proceeds of Runs as herein provided.

     18. FORBEARANCE NOT A WAIVER; RIGHTS AND REMEDIES CUMULATIVE. No delay by Mortgagee in exercising any right or remedy provided herein or otherwise afforded by law or equity shall be deemed a waiver of or preclude the exercise of such right or remedy, and no waiver by Mortgagee of any particular provision of this Mortgage shall be deemed effective unless in writing signed by Mortgagee. All such rights and remedies provided for herein or which Mortgagee or the holder of any of the Indebtedness may have otherwise, at law or in equity, shall be distinct, separate and cumulative and may be exercised concurrently, independently or successively in any order whatsoever, and as often as the occasion therefor arises. Without limiting the foregoing, Mortgagee's taking action pursuant to paragraph 12 hereof or receiving proceeds, awards or damages pursuant to paragraphs 8 or 13 hereof shall not impair any right or remedy available to Mortgagee under paragraphs 14 and 17 hereof. Acceleration of maturity of the Indebtedness, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity of the Indebtedness, unless otherwise provided by law.

     19. SUCCESSORS AND ASSIGNS BOUND; NUMBER; GENDER; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, successors and assigns of Mortgagee and Mortgagor, but any assignment by Mortgagor is subject to paragraph 16(e) hereof. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall apply to all genders. The captions and headings of the paragraphs of this Mortgage are for convenience only and are, not to be used to interpret or define the provision hereof.

     20. NOTICE. Any notice from Mortgagee to Mortgagor or from the Mortgagor to the Mortgagee under this Mortgage shall be deemed to have been given by Mortgagee or the Mortgagor and received by Mortgagor or the Mortgagee, as the case may be, when mailed by certified mail to the following addresses:

          If to Mortgagor:

          Kestrel Energy, Inc.
          1726 Cole Blvd., Suite 210
          Lakewood, CO 80401
          Attn:  Timothy Hoops

          If to Mortgagee:

          Barry D. Lasker
          451 Brown Saddle St.
          Houston, TX 77057

or at such other addresses as the Mortgagor or the Mortgagee may designate in writing to the other party.

     21. GOVERNING LAW: SEVERABILITY. This Mortgage shall be governed by the substantive laws of the state in which the Mortgaged Properties in question are located. In the event that any provision or cause of this Mortgage conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage which can be given effect without the conflicting provisions and to this end the provisions of the Mortgage are declared to be severable.

     22. COUNTERPARTS. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     23. WAIVER OF MARSHALLING. Mortgagor, any party who consents to this Mortgage and any party who now or hereafter acquires a lien on the Mortgaged Properties and on the Proceeds of Runs and who has actual or constructive notice of this Mortgage hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     IN WITNESS WHEREOF, the Mortgagor has caused the Mortgage to be duly executed as of the day and year first above written.

                                          KESTREL ENERGY, INC.


                                          By /S/TIMOTHY L. HOOPS
                                            ----------------------------------
                                             Timothy L. Hoops
                                             Operations Manager

This instrument was drafted by:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202



STATE OF COLORADO                )
                                 ) ss.
CITY AND COUNTY OF DENVER        )

     The foregoing instrument was acknowledged before me this 19th day of May, 2003, by Timothy L. Hoops, as Operations Manager of Kestrel Energy, Inc., a Colorado corporation.

      Witness my hand and official seal.

                                    /S/LANSING A. WALLACE
                                    -----------------------------------------
                                    Notary Public


My Commission Expires: 9-30-03
                      --------------------

                                    EXHIBIT A

1.    Well:          Government 14-17
                     .046875 Working Interest
                     .037500 Net
                     Revenue Interest
      Prospect:      Deep Draw
      Location:      TOWNSHIP 53 NORTH, RANGE 69 WEST
                     --------------------------------
                     Section 17: Lots 13 and 14
                     Campbell County, Wyoming

      Lease Date:    2/1/77
      Lessor:        USA W-57318
      Lessee:        Carolyn R Svalina
      Description:   TOWNSHIP 53 NORTH, RANGE 69 WEST
                     --------------------------------
                     Section 17: Lots 13 and 14, below the base of the
                     Cretaceous formation
      Recorded:      Not Recorded

2.    Well:          KD Federal 33-1
                     .12000 Working Interest
                     .09303 Net Revenue Interest

3.    Well:          KD Federal 33-8
                     .12000 Working Interest
                     .09303 Net Revenue Interest

4.    Well:          KD Federal 33-9
                     .13000 Working Interest
                     .096175 Net Revenue Interest
      Prospect:      Kicker Draw
      Location:      TOWNSHIP 47 NORTH, RANGE 70 WEST
                     Section 33: E/2
                     Campbell County, Wyoming

      Lease Date:    10/1/84
      Lessor:        USA W-76330
      Lessee:        Donna Wright
      Description:   TOWNSHIP 47 NORTH, RANGE 70 WEST
                     Section 33: NE, SE
      Recorded:      Book 325, Page 522

5.    Well:          Simpson 27-2
                     .125000 Working Interest
                     .099375 Net Revenue Interest
      Prospect:      Double Shield
      Location:      TOWNSHIP 51 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: NENW
                     Campbell County, Wyoming

      Lease Date:    11/1/68
      Lessor:        John H. Simpson, etux
      Lessee:        Conley P Smith
      Description:   TOWNSHIP 51 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: NENW
      Recorded:      Book 867, Page 198

      Lease Date:    11/6/68
      Lessor:        USA W-15548A
      Lessee:        Stuart L Carter
      Description:   TOWNSHIP 51 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: S/2NW, SWNE
      Recorded:      Not Recorded

6.    Well Name:     Pierce Unit Tract 1A
                     1.0 Working Interest
                     .8234375 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 34: Lot 1 (NENE)
                     Campbell County, Wyoming

      Lease Date:    11/1/75
      Lessor:        USA W-52273
      Lessee:        Kathryn S Ellis
      Recorded:      Not Recorded

7.    Well Name:     Pierce Unit Tract 1B
                     .625000 Working Interest
                     .520625 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 34: Lot 2 (NWNE)
                     Campbell County, Wyoming

      Lease Date:    11/1/75
      Lessor:        USA W-52273
      Lessee         Kathryn S Ellis
      Recorded:      Not Recorded

8.    Well Name:     Pierce Unit 2
                     1.0 Working Interest
                     .8086979 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: Lot 8 (NESE), Lot 13 (SWSE), Lot 14 (SESE)
                     Campbell County, Wyoming

      Lease Date:    11/1/77
      Lessor:        USA W-60839
      Lessee:        William E Pierce
      Recorded:      Not Recorded

9.    Well Name:     Pierce Unit Tract 3
                     1.0000 Working Interest
                     .80625 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 26: Lot 12 (NWSW), Lot 13 (SWSE)
                     Campbell County, Wyoming

      Lease Date:    8/1/88
      Lessor:        USA WY-112287
      Lessee:        Exxon Corporation
      Recorded:      Not Recorded

                                   EXHIBIT B-1

                                 Permitted Liens

     (a) Liens existing on the Effective Date and listed on Exhibit B-2, attached hereto and incorporated herein by this reference, and any renewals or extensions thereof, provided that the property covered thereby is not increased, the amount of the indebtedness secured thereby is not increased, and any renewal or extension of the obligations secured or benefited thereby is permitted under this Mortgage.

     (b) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, so long as Mortgagor is in compliance with subsections (a) and (b) and the last sentence of Section 7 of the Mortgage with respect to such liens.

     (c) Carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, so long as Mortgagor is in compliance with subsections (a) and (b) and the last sentence of Section 7 of the Mortgage with respect to such liens.

     (d) Pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any lien imposed by ERISA.

     (e) Deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business.

     (f) Easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Mortgagor.

     (g) Any interest or title of a lessor under any lease entered into by Mortgagor or any parent, subsidiary or affiliate thereof in the ordinary course of its business and covering only the assets so leased.

                                   EXHIBIT B-2

                                      None.